EXHIBIT 99.1

                                  CERTIFICATION

        I,  Gustavo  Gomez,  certify  that:

1. I have reviewed this quarterly report on Form 10-QSB of ITS Networks Inc. for the three month period ended December 31, 2002;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepare

          b)  evaluated  the  effectiveness  of   the  registrant's   disclosure
              controls and procedures  as  of  a   date  within  90  days  prior
              to the filing date of this  quarterly   report  (the  "Evaluation
              Date");  and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and
             have  identified  for  the  registrant's  auditors   any  material
             weaknesses  in  internal  controls;  and


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          b)  any  fraud,  whether  or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

February  19,  2003

                                   By:/s/Gustavo Gomez
                                      ----------------------------------
                                        Gustavo  Gomez
                                        President  and  Treasurer